                                                                   Exhibit 10.35


                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT (this "Agreement") dated as of August 15, 1996,
                                  ---------
between Ms. Sharon A. Davis ("Pledgor") and Carson, Inc., a Delaware corporation
                              -------
("Pledgee").
  -------

          WHEREAS, Pledgor, is party to an Employment Agreement, dated as of April 1, 1996 and a Subscription and Registration Rights Agreement, dated as of August 15, 1996, pursuant to which, on the date hereof, Pledgor purchased from Pledgee, and Pledgee issued to Pledgor, 2.6102 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of Pledgee (the "Class A
                               --------------------                     -------
Shares"); and
- ------

          WHEREAS, this Agreement is being executed and delivered for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

          Section 1.  Definitions.  As used herein:
                      -----------

          "Collateral" shall have the meaning ascribed thereto in Section 3.01
           ----------
     hereof.

          "Event of Default" shall have the meaning ascribed thereto in the
           ----------------
     Recourse Note.

          "Liens" means any mortgage, pledge, assessment, security interest,
           -----
     lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.

          "Pledged Class A Stock" shall have the meaning ascribed thereto in
           ---------------------
     Section 3.01(a) hereof.

          "Recourse Note" shall mean the recourse promissory note, dated as of
           -------------
     August 15, 1996, executed by Pledgor, a copy of which is attached hereto as

     Exhibit I.
     ---------

          "Secured Obligations" shall mean, collectively, (a) all obligations of
           -------------------
     Pledgor to Pledgee under the Recourse Note, payable to the order of Pledgee and (b) all obligations of Pledgor to Pledgee hereunder.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
     effect from time to time in the State of New York.


          Section 2.  Representations and Warranties.  Pledgor represents and
                      ------------------------------
warrants to Pledgee that:

          2.01  No Breach.  None of the execution and delivery of this
                ---------
Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which Pledgor is a party or by which Pledgor is bound or to which Pledgor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon Pledgor or Pledgor's assets or properties pursuant to the terms of any such agreement or instrument.

          2.02  Action.  This Agreement has been duly and validly executed and
                ------
delivered by Pledgor and constitutes Pledgor's legal, valid and binding obligation, enforceable in accordance with the terms hereof.

          2.03  Approvals.  No authorizations, approvals or consents of, and no
                ---------
filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Pledgor of this Agreement or for the validity or enforceability hereof.

          2.04  Pledged Class A Stock.
                ---------------------

          (a) Pledgor is the sole beneficial owner of the Collateral and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other person), except for the pledge and security interest in favor of Pledgee created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral.

          (b)  Exhibit II correctly identifies, as at the date hereof, the
               ----------
     respective class and par value of the shares comprising such Pledged Class A Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.


          Section 3.  The Pledge.  As collateral security for the prompt payment
                      ----------
in full when due (whether at stated maturity, by mandatory prepayment or by acceleration or otherwise) of the Secured Obligations:

          3.01  Pledge by Pledgor.  Pledgor hereby pledges and grants to Pledgee
                -----------------
a security interest in and to all of Pledgor's right, title and interest in the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):
                       ----------

          (a) the shares of Class A Common Stock of Pledgee represented by the certificates identified in Exhibit II hereto under the name of Pledgor and
                                ----------
     all other shares of capital stock of whatever class of Pledgee, now or hereafter owned by Pledgor (other than any new issuance thereof purchased by Pledgor for value), in each case together with the certificates representing the same (collectively, the "Pledged Class A Stock");
          ---------------------

          (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Class A Stock, or representing a distribution or return of capital upon or in respect of the Pledged Class A Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Class A Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Class A Stock;

          (c) in the event of any consolidation or merger in which Pledgee is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger; and

          (d) all proceeds of and to any of the property of Pledgor described in the preceding clauses of this Section 3.01 (including, without limitation, all causes of action, claims and warranties now or hereafter held by Pledgor in respect of any of the items listed above).


          Section 4.  Further Assurances; Remedies.  In furtherance of the grant
                      ----------------------------
of the pledge and security interest pursuant to Section 3 hereof, Pledgor hereby agrees with Pledgee as follows:

          4.01  Delivery and Other Perfection by Pledgor.  Pledgor shall:
                ----------------------------------------

          (a) if any of the shares, securities, moneys or property required to be pledged by Pledgor under clauses (a), (b) and (c) of Section 3.01 hereof are received by Pledgor, forthwith either (i) transfer and deliver to Pledgee such shares or securities so received by Pledgor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Pledgee, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as Pledgee shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses
     (a), (b) and (c); and

          (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Pledgee) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Pledgee to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Pledgee or its nominee (and Pledgee agrees that if any Collateral is transferred into its name or the name of its nominee, Pledgee will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral pledged by Pledgor hereunder).

          4.02  Other Financing Statements and Liens.  Without the prior written
                ------------------------------------
consent of Pledgee, Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Pledgee is not named as the sole secured party.

          4.03  Collateral.
                ----------

          (a) So long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement, or any other instrument or agreement referred to herein, provided that Pledgor agrees that it will
                                      --------
     not vote the Collateral in any manner that is inconsistent with the terms of this Agreement or any such other instrument or agreement; and Pledgee shall execute and deliver to Pledgor or cause to be executed and delivered to Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.03(a).

          (b) Unless and until an Event of Default has occurred and is continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash.

          (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Pledgee exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, or any other agreement referred to herein or relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to and retained by Pledgee as part of the Collateral, subject to the terms of this Agreement, and, if Pledgee shall so request in writing, Pledgor agrees to execute and deliver to Pledgee appropriate additional dividend, distribution and other orders and documents to that end, provided, however, that if such Event of Default is
                            --------  -------
     cured, any such dividend or distribution theretofore paid to Pledgee shall, upon request of Pledgor (except to the extent theretofore applied to the Secured Obligations), be returned by Pledgee to Pledgor.

          4.04  Events of Default, Etc.  During the period during which an Event
                ----------------------
of Default shall have occurred and be continuing:

          (a) Pledgee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the

     Collateral as if Pledgee were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

          (b) Pledgee in its sole discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (c) Pledgee may, upon ten (10) business days' prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Pledgee or any of its agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral at such place or places as Pledgee deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Pledgee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
4.04 shall be applied in accordance with Section 4.07 hereof.

          Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Pledgee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

          4.05  Deficiency.  If the proceeds of sale, collection or other
                ----------
realization of or upon the Collateral pursuant to Section 4.04 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, Pledgor shall remain liable for any deficiency.

          4.06  Private Sale.  Pledgee shall incur no liability as a result of
                ------------
the sale of the Collateral or any part thereof, at any private sale pursuant to
Section 4.04 hereof conducted in a commercially reasonable manner. Pledgor hereby waives any claims against Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Pledgee accepts the first offer received and does not offer the Collateral to more than one offeree.

          4.07  Application of Proceeds.  Except as otherwise herein expressly
                -----------------------
provided and except as provided below in this Section 4.07, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Pledgee under this
Section 4, shall be applied by Pledgee:

          First, to the payment of the costs and expenses of such collection,
          -----
     sale or other realization, including reasonable out-of-pocket costs and expenses of Pledgee and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by Pledgee in connection therewith;

          Next, to the payment in full of all amounts owed to Pledgee pursuant
          ----
     to the terms and provisions of the Recourse Note;

          Next, to the payment in full of the remaining Secured Obligations; and
          ----

          Finally, to the payment to Pledgor or its respective heirs, executors,
          -------
     administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

          As used in this Section 4, "proceeds" of Collateral shall mean cash,
                                      --------
securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor, or any issuer of or obligor on any of the Collateral.

          4.08  Attorney-in-Fact.  Without limiting any rights or powers granted
                ----------------
by this Agreement to Pledgee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Pledgee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Pledgee shall be entitled under this Section 4 to make collections in respect of the Collateral, Pledgee shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          4.09  Perfection.  Prior to or concurrently with the execution and
                ----------
delivery of this Agreement, Pledgor shall deliver to Pledgee all certificates identified in Exhibit II hereto,
              ----------
accompanied by undated stock powers duly executed in blank and requisite stock transfer tax stamps, if any.

          4.10  Termination.  When all Secured Obligations shall have been paid
                -----------
in full, this Agreement shall terminate, and Pledgee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Pledgor.

          4.11  Further Assurances.  Pledgor agrees that, from time to time upon
                ------------------
the written request of Pledgee, it will execute and deliver such further documents and do such other acts and things as Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

          4.12  Release of Pledged Class A Stock.  Upon the payment in full of
                --------------------------------
the Secured Obligations, the Pledgee shall release its lien on, and security interest in, all such shares of Pledged Class A Stock, and shall execute in favor of the Pledgor, such releases, endorsements or assignments, without recourse or warranty, as shall be necessary to evidence the Pledgee's release of such Collateral.


          Section 5.  Miscellaneous.
                      -------------

          5.01  No Waiver.  No failure on the part of Pledgee to exercise, and
                ---------
no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.02  Notices.  All notices, requests, consents and demands hereunder
                -------
shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          5.03  Expenses.  Pledgor agrees to reimburse Pledgee for all
                --------
reasonable costs and expenses of Pledgee (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (a) any default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by Pledgee of any obligations of Pledgor in respect of the Collateral that it has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral, and defending or asserting rights and claims of

Pledgee in respect thereof, by litigation or otherwise, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 5.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

          5.04  Amendments, Etc.  The terms of this Agreement may be waived,
                ---------------
altered or amended only by an instrument in writing duly executed by the parties hereto. Any such amendment or waiver shall be binding upon Pledgee, each holder of any of the Secured Obligations and Pledgor.

          5.05  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of Pledgor, Pledgee and each holder of any of the Secured Obligations (provided, however, that Pledgor shall not assign or transfer its
             --------  -------
rights hereunder without the prior written consent of Pledgee).

          5.06  Captions.  The captions and section headings appearing herein
                --------
are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.07  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.08  Governing Law.   This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          5.09  Consent to Jurisdiction and Service of Process.  Each party
                ----------------------------------------------
hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of Georgia or any court of the State of Georgia located in the County of Chatham in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or
                                                      ----- --- ----------
any other objection to venue therein); provided, however, that such consent to
                                       --------  -------
jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Georgia other than for such purpose. EACH OF PLEDGEE AND PLEDGOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          5.10  Severability.  If any provision hereof is invalid and
                ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              PLEDGOR
                              -------


                              _______________________________________
                              Name:  Sharon A. Davis


                              Address for Notices:

                              c/o Carson Products Company
                              71A Ross Road
                              Savannah, Georgia  31405


                              PLEDGEE
                              -------

                              CARSON, INC.


                              By:____________________________________
                                Name:  Dr. Leroy Keith
                                Title:  Chairman and Chief Executive Officer


                              Address for Notices:

                              Carson, Inc.
                              64 Ross Road
                              Savannah, Georgia  31405
                              Facsimile No.:  (912) 651-3424
                              Attn:  Dr. Leroy Keith

                              with a copy to:

                              Milbank, Tweed, Hadley & McCloy
                              1 Chase Manhattan Plaza
                              New York, New York  10005
                              Facsimile No.:  212-530-5219
                              Attn:  Arnold B. Peinado III, Esq.

                                                                      Exhibit II
                                                                      ----------


                             Pledged Class A Stock
                             ---------------------


Certificate No(s).            Number of Shares
- ------------------            ----------------

                                    2.6102 shares of Class A Common Stock, par value $.01 per share, of Carson, Inc.